UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 20, 2008
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CHDT CORPORATION
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(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
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(Address of principal executive offices)

(954) 252-3440
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD:  WallSTreet.net, an investor relations agent of CHDT Corporation, issued a press release on or about May 20, 2008, announcing the availability of a three minute interview with Howard Ullman, Chairman of CHDT Corporation, on Wallst.net website.  The press release is attached hereto as Exhibit 99.1.  Neither Wallst.net’s website nor any provision thereof is not incorporated in this Report on Form 8-K.  None of the non-CHDT interviews referenced in  the press release are incorporated herein.

As provided in General Instruction B.2 of Form 8-K, the press release contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	May 20, 2008 Press Release issued by Wallst.net for interview with CHDT Corp[. Chairman Howard Ullman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

CHDT CORPORATION

Date: May 27, 2008

/s/ Gerry McClinton
Name: Gerry McClinton, Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	May 20, 2008 Press Release issued by Wallst.net for interview with CHDT Corp[. Chairman Howard Ullman